UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NATIONAL CINEMEDIA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 30, 2014
NATIONAL CINEMEDIA, INC.
Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 11, 2014
Date: April 30, 2014 Time: 9:00 AM MDT
Location: United Artists Theatre
Meadows 12
9355 Park Meadows Drive
Littleton, Colorado 80124
You are receiving this communication because you hold
shares in the above named company.
This is not a ballot. You cannot use this notice to vote
these shares. This communication presents only an
overview of the more complete proxy materials that are
available to you on the Internet. You may view the proxy
materials online at www.proxyvote.com or easily request a
paper copy (see reverse side).
We encourage you to access and review all of the important
information contained in the proxy materials before voting.
See the reverse side of this notice to obtain
proxy materials and voting instructions.
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Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report 2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 16, 2014 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.
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Voting items
The Board of Directors recommends that you
vote FOR the following:
1. Election of Directors
Nominees
01 Kurt C. Hall 02 Lawrence A. Goodman 03 Scott N. Schneider
The Board of Directors recommends you vote FOR the following proposal(s):
2 To approve on an advisory basis, National CineMedia, Inc.‘s executive compensation.
3 To ratify the appointment of Deloitte & Touche LLP as National CineMedia, Inc.‘s independent auditors for the
2014 fiscal year ending January 1, 2015.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
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Reserved for Broadridge Internal Control Information
Voting Instructions
THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE
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Vote by Internet
Go to www.envisionreports.com/NCMI
Or scan the QR code with your smartphone
Follow the steps outlined on the secure website
Stockholder Meeting Notice 1234 5678 9012 345
Important Notice Regarding the Availability of Proxy Materials for the
National CineMedia, Inc. Stockholder Meeting to be held on April 30, 2014
Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the
Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report are available at:
www.envisionreports.com/NCMI
Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/NCMI to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.
Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 16, 2014 to facilitate timely delivery.

Stockholder Meeting Notice
You are cordially invited to attend the Annual Meeting of Stockholders of National CineMedia, Inc., which will be held at
United Artists Theatre Meadows 12, 9355 Park Meadows Drive, Littleton, Colorado 80124 on April 30, 2014 at 9:00 a.m.,
Mountain Time.
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.
The Board of Directors recommends that you vote FOR the election of each of the nominees for director and FOR each of
Proposals 2 and 3.
1. Election of Directors
Nominees
01 Kurt C. Hall 02 Lawrence A. Goodman 03 Scott N. Schneider
2. To approve on an advisory basis, National CineMedia, Inc.’s executive compensation.
3. To ratify the appointment of Deloitte & Touche LLP as National CineMedia, Inc.’s independent auditors for the 2014 fiscal year ending
January 1, 2015.
In their discretion, the proxies are authorized to vote upon any other business as may properly come before the meeting.
PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.
Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.
If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.
g Internet – Go to www.envisionreports.com/NCMI. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.
g Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.
g Email – Send email to investorvote@computershare.com with “Proxy Materials National CineMedia, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.
To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 16, 2014.